UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22504

Clark Fork Trust

 (Exact Name of Registrant as Specified in Charter)

218 East Front Street, Suite 205, Missoula, Montana 59802

 (Address of Principal Executive Offices)  (Zip Code)

Capitol Services, Inc.

615 S. Dupont Hwy, Dover, DE 19901

 (Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:  (406) 541-0130

Date of fiscal year end: May 31

Date of reporting period: November 30, 2011

Item 1.  Reports to Stockholders.

TARKIO FUND

CLARK FORK TRUST

SEMI-ANNUAL REPORT

NOVEMBER 30, 2011

(UNAUDITED)

Dear fellow shareholders,

It is truly a privilege to be able to welcome you to the Tarkio Fund.

Our investment philosophy is deeply rooted in the simple but powerful concept that to be a successful investor, one has to be able to identify and focus on the variables one can understand with clarity and ignore the variables that are too fluid to see with clarity.

Purchasing a common stock is essentially becoming a part owner in a business.  In selecting businesses to purchase, we believe that a person can adequately make judgments on two and only two variables. The more one researches these variables, the better one’s chance for success.  These two important variables are:

1.

The quality of the business.

2.

The price or valuation you are paying for the underlying stock.

We believe if we can get these two variables tilted in our favor, success will ultimately follow.  Conversely, the investment world is filled with an unlimited number of macroeconomic variables that we know will influence the prices of stocks in the short term. We also believe no amount of research we perform in an attempt to predict complex macroeconomic outcomes will provide a level of understanding that can meaningfully increase the odds of success for any specific equity investment.  In addition, we believe knowledge in understanding a business and its valuation is cumulative where as macroeconomic events involve so many moving parts that knowledge of present events is not necessarily helpful in evaluating future events.  Warren Buffett has indicated that a four cylinder engine firing on all four cylinders will always outperform a six cylinder engine firing on only five cylinders.  Accordingly, rather than act as stock market analysts, we believe acting as business analysts and focusing on the two variables described above enables us to maximize our available horse power.

Because a varying percentage of the investment community will buy and sell stocks based on the latest macroeconomic events and not the merits of a specific company, we accept that there will be short term market fluctuations that are unpredictable to us.  We also believe these same investors will inevitably, from time to time, become frustrated as, in spite of their best efforts, they discover the outcome of these confusing mazes of events are beyond their control. We think this frustration eventually leads to short-term market swings being driven by emotion rather than rational thought.  We also believe as this frustration grows, investor behavior becomes even more manic leading to greater short-term market fluctuations.  As long-term investors seeking to purchase quality businesses at attractive prices, we believe the more irrational the behavior of others, the better the investment environment for us.  We not only accept volatility as a normal part of the investment process, but we believe it can be harnessed to our advantage.

As a result, contrary to the prevailing view promoted by the financial services industry, we do not equate volatility with risk.  We define volatility as short-term price movements.  We define risk as prices moving down and not recovering in a reasonable period of time.  We believe we can reduce our exposure to risk by understanding the businesses we own and being judicious about the prices we pay for their securities.

Let’s talk about emotional short-term price volatility.  The Tarkio Fund officially started June 28th 2011.  Shortly thereafter on July 7th the Standard & Poor’s 500 Index (S&P) peaked at around 1356 ushering in the market correction that has been with us for the past five months.  The following are the short term swings in the aforementioned index during this period:

Date	S&P500* Daily High/Low	Movement (to nearest 10th)
July 7	1356	(4.5%)
July 18	1295	+4%
July 21	1347	(18.3%)
August 9	1101	+9.7%
August 17	1208	(7.1%)
August 19	1122	+9.6%
August 31	1230	(7.6%)
September 12	1136	+7.4%
September 16	1220	(8.7)
September 22	1114	+7.3%
September 27	1195	(10.1%)
October 4	1074	+20.3%
October 27	1292	(10.4%)
November 28	1158	8.8%
December 2	1260

*(http://finance.yahoo.com/q/hp?s=%5EGSPC+Historical+Prices)

The Tarkio Fund has been launched into the teeth of one of the most manic periods of investor behavior in recent memory.  We believe this to be the perfect environment to build a portfolio as the market was overly accommodating in enabling us to almost pick the prices we were willing to pay for businesses we wanted to own for the long term.  We believe any short-term dislocations caused by this market volatility will be inconsequential compared to the benefits we will accrue over time resulting from the implementation of our investment strategy that focuses on purchasing businesses we know and admire at prices that we believe are reasonable.

In closing, we could not be more excited about the launch of the Tarkio Fund and we are grateful to you our inaugural shareholders.  At the time of this report, we at Front Street Capital are collectively the largest shareholders in the fund and we are adding to our position consistently.  Our interests are aligned with yours, we are partnered with the absolute best companies we could find according to our criteria, and the recent market dislocations enabled us to build the portfolio at what we believe to be compelling prices.

Please call us at (406) 541-0130 if you have any questions.

Sincerely,

Tarkio Fund
Portfolio Illustration
November 30, 2011 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors.
The underlying securities are represented as a percentage of the portfolio of investments.

Tarkio Fund
Schedule of Investments
November 30, 2011 (Unaudited)

Shares		Value

COMMON STOCK - 99.12%

Arrangement of Transportation of Freight & Cargo - 4.42%
1,100	Expeditors International of Washington Inc.	$ 47,861

Beverages - 2.48%
400	The Coca Cola Co.	26,892

Drawing & Insulation of Nonferrous Wire - 3.12%
2,550	Corning Inc.	33,838

Fabricated Structural Metal Products - 0.79%
100	Valmont Industries, Inc.	8,518

Fire, Marine & Casualty Insurance - 4.29%
525	Berkshire Hathaway Inc. Class B *	41,349
150	W.R. Berkley Corp.	5,116
		46,465
Industrial Instruments for Measurement, Display, & Control - 5.18%
1,575	Cognex Corp.	56,180

Industrial Trucks, Tractors, Trailors & Stackers - 6.44%
4,525	Terex Corp. *	69,821

Instruments for Meas & Testing of Electricity & Elec Signals - 4.50%
1,300	Agilent Technologies Inc.	48,750

Land Subdividers & Developers (No Cemeteries) - 4.78%
3,600	The St. Joe Co. *	51,768

Millwood, Veneer, Plywood, & Structural Wood Members - 2.58%
2,200	American Woodmark Corp.	28,006

Motor Vehicle Parts & Accessories - 3.26%
1,200	Gentex Corp.	35,376

National Commercial Banks - 3.36%
1,000	Wells Fargo & Co.	25,860
1,950	Bank of America Corp.	10,608
		36,468
Office Furniture - 3.98%
2,000	Herman Miller Inc.	43,180

Paints, Varnishes, Lacquers, Enamels & Allied Products - 2.04%
600	The Valspar Corp.	22,128

Plastic Materials, Synth Resins & Nonvulcan Elastomers - 7.33%
2,000	Rogers Corp. *	79,400

Retail-Grocery Stores - 2.51%
400	Whole Foods Market, Inc.	27,240

Retail-Variety Stores - 5.51%
700	Costco Wholesale Corp.	59,710

Security Brokers, Dealers & Flotation Companies - 3.26%
2,100	SEI Investments Co.	35,280

Semiconductors & Related Devices - 5.81%
500	JDS Uniphase Corp. *	5,490
18,500	Oclaro, Inc. *	57,535
		63,025
Services-Business Services, NEC - 2.77%
1,500	Total System Services, Inc.	30,060

Services-Computer Integrated Systems Design - 1.69%
300	Cerner Corp.	18,294

Services-Prepackaged Software - 6.25%
2,575	National Instruments Corp.	67,723

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 2.91%
800	Nucor Corp.	31,544

Surgical & Medical Instruments & Apparatus - 0.61%
150	ICU Medical, Inc. *	6,602

Telephone Communications (No Radiotelephone) - 9.25%
400	TW Telecom Inc. *	7,516
4,500	Level 3 Communications Inc. *	92,745
		100,261

TOTAL FOR COMMON STOCK (Cost $1,050,255) - 99.12%		1,074,390

SHORT TERM INVESTMENTS - 1.19%
12,912	Fidelity Institutional Money Market Portfolio 0.20% ** (Cost $12,912)	12,912

TOTAL INVESTMENTS (Cost $1,063,167) - 100.31%		1,087,302

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.31)%		(3,321)

NET ASSETS - 100.00%		$ 1,083,981

* Non-income producing securities during the period.
** Variable Rate Security, the coupon rate shown represents the 7-day yield at November 30, 2011.
The accompanying notes are an integral part of these financial statements.

Tarkio Fund
Statement of Assets and Liabilities
November 30, 2011 (Unaudited)

Assets:
Investments in Securities, at Value (Cost $1,063,167)	$ 1,087,302
Cash	20,500
Receivables:
Dividends and Interest	905
Prepaid Expenses	8
Total Assets	1,108,715
Liabilities:
Payables:
Investments Purchases	23,689
Accrued Adviser Fees	836
Accrued Service Fees	209
Total Liabilities	24,734
Net Assets	$ 1,083,981

Net Assets Consist of:
Paid In Capital	$ 1,060,582
Accumulated Undistributed Net Investment Loss	(600)
Accumulated Net Realized Loss on Investments	(136)
Net Unrealized Appreciation in Value of Investments	24,135
Net Assets, for 126,801 Shares Outstanding	$ 1,083,981

Net Asset Value and Redemption Price Per Share	$ 8.55

The accompanying notes are an integral part of these financial statements.

Tarkio Fund
Statement of Operations
For the Period June 28, 2011, (Commencement of Operations)
through November 30, 2011 (Unaudited)

Investment Income:
Dividends	$ 2,148
Interest	7
Total Investment Income	2,155

Expenses:
Advisory Fees (Note 4)	2,204
Service Fees (Note 4)	551
Total Expenses	2,755

Net Investment Loss	(600)

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(136)
Net Change in Unrealized Appreciation on Investments	24,135
Realized and Unrealized Gain on Investments	23,999

Net Increase in Net Assets Resulting from Operations	$ 23,399

The accompanying notes are an integral part of these financial statements.

Tarkio Fund
Statements of Changes in Net Assets

Period Ended *
11/30/2011
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (600)
Net Realized Loss on Investments	(136)
Unrealized Appreciation on Investments	24,135
Net Increase in Net Assets Resulting from Operations	23,399

Distributions to Shareholders:
Net Investment Income	-
Realized Gains	-
Total Dividends and Distributions Paid to Shareholders	-

Capital Share Transactions (Note 5):
Proceeds from Sale of Shares	1,060,582
Shares Issued on Reinvestment of Dividends	-
Cost of Shares Redeemed	-
Net Increase in Net Assets from Shareholder Activity	1,060,582

Net Assets:
Net Increase in Net Assets	1,083,981
Beginning of Period	-
End of Period (Including Accumulated Undistributed Net Investment Gain/(Loss) of $0)	$ 1,083,981

* The Fund commenced investment operations on June 28, 2011.
The accompanying notes are an integral part of these financial statements.

Tarkio Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Period Ended	(a)
	11/30/2011

Net Asset Value, at Beginning of Period	$ 10.00

Income From Investment Operations:
Net Investment Loss *	(0.01)
Net Loss on Securities (Realized and Unrealized)	(1.44)
Total from Investment Operations	(1.45)

Net Asset Value, at End of Period	$ 8.55

Total Return **	(14.50)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 1,084
Ratio of Expenses to Average Net Assets	1.25%	***
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.27)%	***
Portfolio Turnover	6.55%

(a) The Fund commenced operations on June 28, 2011.

* Per share net investment income (loss) has been determined on the basis of average shares method.

** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

*** Annualized

The accompanying notes are an integral part of these financial statements.

Tarkio Fund

NOTES TO FINANCIAL STATEMENTS

November 30, 2011 (Unaudited)

1.

ORGANIZATION

The Clark Fork Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940 (the “Act”) and is organized as a statutory trust under the laws of Delaware by the filing of a Certificate of Trust on October 28, 2010.  The Trust is authorized to issue one or more series of beneficial interests and issue classes of any series or divide shares of any series into two or more separate classes.  The Trust currently consists of one series of units of beneficial interest (“shares”) called the Tarkio Fund (the “Fund”).  The Fund is a non-diversified fund.  The investment adviser to the Fund is Front Street Capital Management, Inc. (the “Adviser”).

The Fund’s investment objective is long term growth of capital.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the U.S. (“GAAP”).

SECURITY VALUATIONS: All investments in securities are recorded at their estimated fair value, as described in Note 3.

ORGANIZATIONAL AND OFFERING EXPENSES:  All costs incurred by the Fund in connection with the organization, offering and initial registration of the Fund, principally professional fees, were paid on behalf of the Fund by the Adviser and will not be borne by the Fund.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to their shareholders. Therefore, no federal income tax provision is required.  It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code.  This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded as of or during the period of June 28, 2011 (commencement of investment operations) through November 30, 2011, related to uncertain tax positions expected to be taken in the Fund’s 2011 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and certain State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period, the Fund did not incur any interest or penalties.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements.  Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes.

OTHER:  The Fund records security transactions on the trade date.  Dividend income is recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the specific identification method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.

3.

SIGNIFICANT ACCOUNTING POLICIES

SECURITIES VALUATIONS:  As described in Note 2, all investments in securities are recorded at their estimated fair value. The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS:  A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock including ADR’s and exchange traded funds) - Equity securities are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair price as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board. Manually priced securities held by the Fund (if any) are reviewed by the Board on a quarterly basis. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Money market mutual funds are generally priced at the ending NAV provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities - Fixed income securities such as corporate bonds and U.S. Government Securities when valued using market quotations in an active market, will be categorized as Level 1 securities.  However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  These securities will generally be categorized as Level 2 securities.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.  These securities will be categorized as Level 3 securities.

When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued at a fair price as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board. Manually priced securities held by the Fund (if any) are reviewed by the Board on a quarterly basis. If the Adviser decides that a price provided by the pricing services does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. These securities are categorized as Level 2 or Level 3, when appropriate.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of November 30, 2011:

Valuation Inputs of Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$ 1,074,390	$0	$0	$ 1,074,390
Cash Equivalents	12,912	0	0	12,912
Total	$ 1,087,302	$0	$0	$ 1,087,302

* See the Schedule of Investments for categories by industry.

4.

RELATED PARTY TRANSACTIONS

INVESTMENT ADVISOR: Front Street Capital Management, Inc. serves as investment adviser to the Fund.  Subject to the authority of the Board, the Adviser is responsible for management of the Fund's investment portfolio.  The Adviser is responsible for selecting the Fund's investments according to the Fund's investment objective, policies and restrictions and as compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.00% of the average daily net assets of the Fund during the term of the Agreement. Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund.  Under this Agreement the Adviser pays the operating expenses of the Fund excluding fees payable under the Agreement and the Services Agreement, brokerage fees and commissions, taxes, interest expense, the costs of acquired fund fees and expenses, and extraordinary expenses.  For the period of June 28, 2011 (commencement of investment operations) through November 30, 2011, the Advisor earned $2,204 in Advisory fees.  At November 30, 2011, the Fund owed the Adviser $836.

The Fund entered into a Services Agreement with the Adviser.  Under the Services Agreement the Adviser receives an additional fee of 0.25% and is obligated to provide executive and administrative services, assist in the preparation of the Trust’s tax returns and various reports to shareholders, and provide non-investment related statistical and research data.  For the period of June 28, 2011 (commencement of investment operations) through November 30, 2011, the Fund incurred $551 in service fees.  At November 30, 2011, the Fund owed $209 in service fees.

5.

CAPITAL SHARE TRANSACTIONS

At November 30, 2011, paid in capital amounted to $1,060,582 of the Fund. Transactions in capital stock were as follows:

	June 28, 2011 (commencement of operations) through November 30, 2011
	Shares	Amount
Shares sold	126,801	$ 1,060,582
Shares issued in reinvestment of dividends	-	-
Shares redeemed	-	-
Net increase	126,801	$ 1,060,582

6.

INVESTMENT TRANSACTIONS

For the period of June 28, 2011 (commencement of investment operations) through November 30, 2011, purchases and sales of investment securities, other than short-term investments, were as follows:

Purchases

Investment Securities                          $ 1,085,348

Sales

Investment Securities                          $      34,956

As of November 30, 2011, the net unrealized depreciation of investments for tax purposes was as follows:

Gross Appreciation                              $     80,346

Gross (Depreciation)                                  (56,211)

Net Depreciation on Investments      $     24,135

At November 30, 2011, the aggregate cost of securities for federal income tax purposes was $1,063,167.

7.

NEW ACCOUNTING PRONOUNCEMENT

In May 2011 the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting entities to disclose additional information for fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

8.

THE RIC MODERNIZATION ACT

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010. Management is currently evaluating the implications of the Modernization Act and the impact on the Fund’s financial statements, if any, is currently being assessed.

Tarkio Fund
Expense Illustration
November 30, 2011 (Unaudited)

Expense Example

As a shareholder of the Tarkio Fund, you incur two types of costs: (1) transaction costs which consist of redemption fees; and (2) ongoing costs which consist of management fees, distribution and /or Service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 28, 2011 (commencement of operations) through November 30, 2011, and the six month period June 1, 2011 through November 30, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	June 28, 2011	November 30, 2011	June 28,2011 to November 30,2011

Actual	$1,000.00	$855.00	$4.92
Hypothetical (5% Annual Return before expenses)
	$1,000.00	$1,016.07	$5.34

* Expenses are equal to the Fund's annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 156/365 (to reflect the one-half year period).

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	June 1, 2011	November 30, 2011	June 1,2011 to November 30,2011

Actual	$1,000.00	$855.00	$5.77
Hypothetical (5% Annual Return before expenses)
	$1,000.00	$1,018.85	$6.28

* Expenses are equal to the Fund's annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Tarkio Fund

TRUSTEES & OFFICERS

November 30, 2011 (Unaudited)

The trustees and officers, together with their addresses, age, principal occupations during the past five years are as follows:

Interested Trustees and Officers

Name, Address(1) and Age	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Russell T. Piazza (2) (55)	Chairman of the Board of Trustees and President	Indefinite Term; Since 2011	Registered Representative, Cowell Weeden & Co., 1977 to 1979. Portfolio Manager, Vice President of Investments, Piper Jaffray & Co., 1979 to 2006. Portfolio Manager, Front Street Capital Management, Inc., 2006 to Present.	1
Virginia Belker (45)	Chief Compliance Officer	Indefinite Term; Since 2011	Branch Administrative Manager, Piper Jaffray & Co. 2006. Branch Administrative Manager, UBS Financial Services, 2006. Chief Compliance Officer, Front Street Capital Management, Inc. 2006 to Present.	N/A	N/A
David J. Wild (30)	Vice President and Treasurer	Indefinite Term; Since 2011

Assistant Trader, Fixed Income, Bear Stearns & Co., Inc., 2006. Financial Advisor, B.C. Ziegler and Company, 2006 to 2008. Director, Appleton Group Wealth Management, 2008 to 2010. Research Analyst, Front Street Capital Management, Inc., 2010 to Present.

John H. Lively (43)	Secretary	Indefinite Term; Since 2010

Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to present: Attorney, Husch Blackwell Sanders LLP (law firm), March 2007 to February 2010; Managing Attorney, Raymond James Financial (financial services), September 2005 to March 2007; Assistant General Counsel, AIM Investments (investment advisor), October 2000 to September 2005.

				N/A	N/A

 (1) The address of each trustee and officer is c/o Clark Fork Trust, 218 East Front Street, Suite 205, Missoula, Montana 59802.

 (2) Trustee who is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his affiliation with the Investment Adviser.

Independent Trustees

Name, Address(1) and Age	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Simona Stan (46)	Independent Trustee	Indefinite Term; Since 2011	Associate Professor of Marketing and Interim Director of the MBA Program in the School of Business Administration at the University of Montana (Since 2006); Assistant Professor at University of Oregon (2001 – 2006).	1	None
Matthew Kreutz (37)	Independent Trustee	Indefinite Term; Since 2011	Manager and Member of Hunter Bay, LLC a retail and wholesale business of coffee and coffee related products, April 2007 to Present. CEO and President of T-Shirts.com, Inc., a retail and wholesale business of t-shirts and related apparel products, July 1999 to December 2010.	1	None

(1) The address of each trustee is c/o Clark Fork Trust, 218 East Front Street, Suite 205, Missoula, Montana 59802.

Tarkio Fund

ADDITIONAL INFORMATION

November 30, 2011 (Unaudited)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 231-2901 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings - The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-231-2901.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 231-2901 to request a copy of the SAI or to make shareholder inquiries.

Approval of Investment Advisory Agreement - On May 16, 2011, the Board of Trustees (the “Board”) considered the approval of the Investment Advisory Agreement between the Trust and Front Street Capital Management, LLC (the “Adviser”). The Board discussed the arrangements between the Adviser and the Trust with respect to the Tarkio Fund (the “Fund”). The Board reflected on its discussions with representatives from the Adviser regarding the proposed investment advisory agreement (“Advisory Agreement”) and the manner in which the Fund was to be managed. The Board considered items, which included, among other things, a memorandum from Counsel addressing the duties of Trustees regarding the approval of the proposed Advisory Agreement, a letter from Counsel to the Adviser and the Adviser’s responses to that letter, a copy of the Adviser’s financial statements, a copy of the Adviser’s Form ADV, a fee comparison analysis for the Fund and comparable mutual funds, and the Advisory Agreement.  The Board considered the Adviser’s experience, profitability, financial strength, capability, and the Adviser’s marketing strategy for the Fund.

In deciding whether to approve the agreements, the Trustees considered numerous factors, including:

The nature, extent, and quality of the services to be provided by the Adviser. In this regard, the Board considered the responsibilities the Adviser would have under the Advisory Agreement. The Board reviewed the services to be provided by the Adviser to the Fund including, without limitation, the Adviser’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, proposed efforts during the Fund’s start-up phase, coordination of services for the Fund among the Fund’s service providers, and efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares. The Board considered: the Adviser’s staffing, personnel, and methods of operating; the education and experience of the Adviser’s personnel; and the Adviser’s compliance program, policies, and procedures.  After reviewing the foregoing and further information from the Adviser (e.g., descriptions of the Adviser’s business, the Adviser’s compliance programs, and the Adviser’s Form ADV), the Board concluded that the quality, extent, and nature of the services to be provided by the Adviser were satisfactory and adequate for the Fund.

The costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund.  In this regard, the Board considered: the financial condition of the Adviser and the level of commitment to the Fund and the Adviser by the principals of the Adviser; the projected asset levels of the Fund; the Adviser’s payment of startup costs for the Fund; and the overall anticipated expenses of the Fund, including the expected nature and frequency of advisory fee payments. The Board also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name and the ability for the Adviser to place small accounts into the Fund.  The Board compared the expected fees and expenses of the Fund (including the management fee) to other funds comparable to the Fund in terms of the type of fund, the style of investment management, the anticipated size of fund and the nature of the investment strategy and markets invested in, among other factors. The Board determined that the Fund’s anticipated expense ratio was generally comparable to those of similar funds. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Adviser by the Fund were fair and reasonable.

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors.  In this regard, the Board considered the Fund’s fee arrangements with the Adviser. The Board noted that the management fee would stay the same as asset levels increased, although it noted that under the services agreement with the Trust, the Adviser was obligated to pay certain of the Fund’s operating expenses which had the effect of limiting the overall fees paid by the Fund.  The Board also noted that the Fund would benefit from economies of scale under its agreements with service providers other than the Adviser. Following further discussion of the Fund’s projected asset levels, expectations for growth, and levels of fees, the Board determined that the Fund’s fee arrangements with the Adviser were fair and reasonable and reasonable in relation to the nature and quality of the services to be provided by the Adviser.

Brokerage and portfolio transactions.  In regard to brokerage and portfolio transactions, the Board considered the Adviser’s standards for seeking best execution and the relevancy of those standards to the strategies that would be employed in managing the Fund. The Board also considered the anticipated portfolio turnover rate for the Fund. After further review, the Board determined that the Adviser’s practices regarding brokerage and portfolio transactions were satisfactory.

Possible conflicts of interest.  In evaluating the possibility for conflicts of interest, the Board considered such matters as: the experience and ability of the advisory person assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and/or the Adviser’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Adviser’s code of ethics. Following further consideration and discussion, the Board indicated that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Based upon all of the foregoing considerations, the Board, including all of the Trustees, voting separately, approved the Advisory Agreement for the Fund upon the terms and for the compensation described therein.

INVESTMENT ADVISOR

Front Street Capital Management, Inc.

218 East Front Street, Suite 205

Missoula, MT  59802

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, Ohio 44145

LEGAL COUNSEL

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law GroupTM

2041 West 141st Terrace, Suite 119

Leawood, KS 66224

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

DISTRIBUTOR

Pinnacle Investments, LLC

100 Limestone

Fayetteville, NY 13066

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported within the time periods specified by the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)

Not applicable.

(b)

Certifications pursuant to Rule 30a-2(b) under the 1940 Act are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Clark Fork Trust

By /s/ Russell T. Piazza

     Russell T. Piazza

     Chairman of the Board, Principal Executive Officer

Date: February 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Russell T. Piazza

      Russell T. Piazza

      Chairman of the Board, Principal Executive Officer

Date February 6, 2012

By /s/ David Wild

      David Wild

      Principal Financial Officer, Treasurer

Date February 6, 2012